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                                  ELEKOM CORPORATION

                                  SERIES A PREFERRED

                               STOCK EXCHANGE AGREEMENT

                                  NOVEMBER 10, 1997


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                                  TABLE OF CONTENTS


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1.  Issuance and Exchange of Stock . . . . . . . . . . . . . . . . . . . . .1
         1.1  Issuance and Exchange of Series A Preferred Stock. . . . . . .1
         1.2  Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.  Representations and Warranties of the Company. . . . . . . . . . . . . .2
         2.1  Organization, Good Standing and Qualification. . . . . . . . .2
         2.2  Capitalization and Voting Rights . . . . . . . . . . . . . . .2
         2.3  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .3
         2.4  Authorization. . . . . . . . . . . . . . . . . . . . . . . . .3
         2.5  Valid issuance of Preferred and Common Stock . . . . . . . . .3
         2.6  Governmental Consents. . . . . . . . . . . . . . . . . . . . .3
         2.7  Offering . . . . . . . . . . . . . . . . . . . . . . . . . . .3
         2.8  Compliance with Other Instruments. . . . . . . . . . . . . . .4

3.  Representations and Warranties of the Debt Holders . . . . . . . . . . .4
         3.1  Authorization. . . . . . . . . . . . . . . . . . . . . . . . .4
         3.2  Acquisition Entirely for Own Account . . . . . . . . . . . . .4
         3.3  Disclosure of Information. . . . . . . . . . . . . . . . . . .5
         3.4  Due Diligence. . . . . . . . . . . . . . . . . . . . . . . . .5
         3.5  Accredited Investor. . . . . . . . . . . . . . . . . . . . . .5
         3.6  Restricted Securities. . . . . . . . . . . . . . . . . . . . .5
         3.7  Further Limitations on Disposition . . . . . . . . . . . . . .5
         3.8  Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
         3.9  Release of Indebtedness and Related Claims . . . . . . . . . .6

4.  Conditions of Debt Holders' Obligations at Closing . . . . . . . . . . .7
         4.1  Representations and Warranties . . . . . . . . . . . . . . . .7
         4.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . .7
         4.3  Investors' Rights Agreement. . . . . . . . . . . . . . . . . .7
         4.4  Board of Directors . . . . . . . . . . . . . . . . . . . . . .7

5.  Conditions of the Company's Obligations at Closing . . . . . . . . . . .7
         5.1  Representations and Warranties . . . . . . . . . . . . . . . .7
         5.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . .7
         5.3  Qualifications . . . . . . . . . . . . . . . . . . . . . . . .7

6.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
         6.1  Survival of Warranties . . . . . . . . . . . . . . . . . . . .7
         6.2  Successors and Assigns . . . . . . . . . . . . . . . . . . . .8
         6.3  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .8
         6.4  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .8
         6.5  Titles and Subtitles . . . . . . . . . . . . . . . . . . . . .8


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         6.6  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
         6.7  Finder's Fee . . . . . . . . . . . . . . . . . . . . . . . . .8
         6.8  Amendments and Waivers . . . . . . . . . . . . . . . . . . . .8
         6.9  Severability . . . . . . . . . . . . . . . . . . . . . . . . .9
         6.10  Corporate Securities Law. . . . . . . . . . . . . . . . . . .9
         6.11  Aggregation of Stock. . . . . . . . . . . . . . . . . . . . .9
         6.12  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . .9

SCHEDULE A              Schedule of Debt Holders

EXHIBIT A               Restated Articles of Incorporation
EXHIBIT B               Schedule of Exceptions
EXHIBIT C               Investors' Rights Agreements
EXHIBIT D               List of Shareholders


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                                  ELEKOM CORPORATION
                     SERIES A PREFERRED STOCK EXCHANGE AGREEMENT

          THIS STOCK EXCHANGE AGREEMENT is made as of the 10th of November, 1997, by and among Elekom Corporation, a Washington corporation (the "Company"), and the holders of certain debt obligations of the Company, all of whom are listed on SCHEDULE A hereto, each of which is herein referred to as a "Debt Holder."

          WHEREAS, the Board of Directors of the Company has deemed it advisable and in the best interests of themselves and their respective shareholders that the Company reacquire certain debt obligations of the Company in exchange for shares of Series A Preferred Stock of the Company (the "Exchange");

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements, the parties agree as set forth below.

          1.   ISSUANCE AND EXCHANGE OF STOCK.

          1.1  ISSUANCE AND EXCHANGE OF SERIES A PREFERRED STOCK.

               (a) The Company shall adopt and file with the Secretary of State of the state of Washington on or before the Closing (as defined below) the Restated Articles of Incorporation in the form attached hereto as EXHIBIT A (the "Restated Articles").

               (b) On or prior to the Closing (as defined below), the Company shall have authorized (i) the Exchange and (ii) the issuance of the shares of Common Stock to be issued upon conversion of the Series A Preferred Stock (the "Conversion Shares"). The Series A Preferred Stock and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles.

               (c) Subject to the terms and conditions of this Agreement, each Debt Holder agrees, to forgive and cancel the debt obligation in the amount set forth opposite such Debt Holder's name on SCHEDULE A in exchange for that number of shares of Series A Preferred Stock of the Company as provided on SCHEDULE A.

          1.2 CLOSING. The Exchange shall take place at the offices of Perkins Coie, 1201 3rd Avenue, 46th Floor, Seattle, WA 98101, at 10:00 A.M., on November 10, 1997, or at such other time and place as the Company and Debt Holders acquiring in the aggregate more than half the shares of Series A Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Debt Holder a certificate representing the Series A Preferred Stock that such Debt Holder is purchasing against payment of the purchase price therefor by cancellation of existing indebtedness and surrender of any evidence of such indebtedness and the execution of an instrument of cancellation in form and substance acceptable to the Company.


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          2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
hereby represents and warrants to each Debt Holder that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT B (the "Schedule of Exceptions") and furnished to each Debt Holder and special counsel for the Debt Holders, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the state of Washington and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

               (a) PREFERRED STOCK. 47,000,000 shares of Preferred Stock, par value $0.01 (the "Preferred Stock"), of which 10,000,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding and up to all of which may be sold pursuant to this Agreement, and 37,000,000 of which have been designated as Series B Preferred Stock, up to all of which will be sold pursuant to the Series B Preferred Stock Purchase Agreement to be executed immediately following the Exchange. The rights, privileges and preferences of the Series A Preferred Stock and Series B Preferred Stock will be as stated in the Company's Restated Articles.

               (b) COMMON STOCK. 63,000,000 shares of common stock, par value $0.01 ("Common Stock"), of which 500 shares are issued and outstanding.

               (c) The outstanding shares of Common Stock are owned by the shareholders and in the numbers specified in EXHIBIT C hereto.

               (d) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws, or pursuant to valid exemptions therefrom.

               (e) Except for (A) the conversion privileges of the Series A Preferred Stock, and the Series B Preferred Stock to be issued under this Agreement, (B) the rights provided in Section 2.4 of the Investors' Rights Agreement and (C) currently outstanding options to purchase 556,331 shares of Common Stock granted to employees and other service providers pursuant to the Company's 1996 Stock Option Plan (the "Option Plan"), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 14,730,322 shares of its Common Stock for purchase upon exercise of options to be granted in


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the future under the Option Plan.  The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, except as contemplated hereby, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5 VALID ISSUANCE OF PREFERRED AND COMMON STOCK. The Series A Preferred Stock that is being acquired by the Debt Holders hereunder, when issued, exchanged and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock acquired under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

          2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Articles with the Secretary of the state of Washington, or (ii) such post-closing filings as may be required.

          2.7 OFFERING. Subject in part to the truth and accuracy of each Debt Holder's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series


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A Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default in any material respect of any provision of its Restated Articles or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company which violation or default would have a material adverse effect on the business or properties of the Company. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          3. REPRESENTATIONS AND WARRANTIES OF THE DEBT HOLDERS. The Company is relying in part upon the Debt Holder's representations and warranties set forth in this Section 3 for the purpose of qualifying for applicable exemptions from registration or qualification pursuant to federal and state securities laws and regulations. Each Debt Holder hereby represents and warrants that:

          3.1 AUTHORIZATION. Such Debt Holder has full power and authority to enter into this Agreement and the Investors' Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including the ownership of the Series A Preferred Stock ) by such Debt Holder does not violate any provision of, or constitute a material breach of or default under any term, condition or provision of any agreement, indenture or other instrument to which such Debt Holder is a party, or by which it or its properties or assets are bound, or of any order, judgment or decree against or binding upon such Investor.

          3.2 ACQUISITION ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Debt Holder in reliance upon such Debt Holder's representation to the Company, which by such Debt Holder's execution of this Agreement such Debt Holder hereby confirms, that the Series A Preferred Stock to be received by such Debt Holder and the Common Stock issuable


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upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Debt Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Debt Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Debt Holder further represents that such Debt Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3 DISCLOSURE OF INFORMATION. Such Debt Holder believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. Such Debt Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Debt Holders to rely thereon.

          3.4 DUE DILIGENCE. Debt Holder has been solely responsible for its own due diligence investigation of the Company and its business, and its analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relaying on anyone else's analysis or investigation of the merits and risks of the Series A Preferred Stock, other than professional advisors employed specifically by Debt Holder to assist Debt Holder. In taking any action or performing any role relative to arranging the investments being made pursuant to this Agreement, Debt Holder has acted solely in its own interest. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Debt Holder to rely thereon.

          3.5 ACCREDITED INVESTOR. Such Debt Holder is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6 RESTRICTED SECURITIES. Such Debt Holder understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Debt Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Debt Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or


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               (b)  (i) Such Debt Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Debt Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Debt Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Debt Holder hereunder.

          3.8 LEGENDS. It is understood that the certificates evidencing the Securities may bear the following legend:

               "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          3.9 RELEASE OF INDEBTEDNESS AND RELATED CLAIMS. Debt Holder acknowledges that the Series A Preferred Stock to be received by Debt Holder in the Exchange has an aggregate value equal to the debt owed by the Company to Debt Holder, or any entity affiliated with Debt Holder, that any evidence of such debt is hereby canceled, and agrees to forever fully release, remise, acquit and discharge the Company and its successors, assigns, agents, predecessors, related companies and partnerships, officers, directors, members, general and limited partners, attorneys, investors and employees (collectively, the "Released Parties") from any further obligation to repay any amount of money that has been loaned or advanced to the Company by Debt Holder, or any entity affiliated with Debt Holder, up to and including the date hereof, and covenants not to sue or otherwise institute or cause to be instituted or any way participate in or advance legal or administrative proceedings against the Released Parties with respect to any matter arising out of or connected with any prior debt obligations or advances from Debt Holders, or any entity affiliated with Debt Holder, to the Company or the cancellation pursuant to this Agreement of any repayment obligations created thereby, including any and all liabilities, claims, demands, contracts, debts, obligations and causes of action of every nature, kind and description, in law, equity, or otherwise, whether or not now known or ascertained, which heretofore do or may exist; provided, that nothing contained herein shall release the Company from any claims arising from any breach by the Company of its obligations under this


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Agreement.  Notwithstanding the foregoing, the Company acknowledges that the
Company shall be responsible for payments under the master lease with COMDISCO, Inc. after the Closing.

          4.0 CONDITIONS OF DEBT HOLDERS' OBLIGATIONS AT CLOSING. The obligations of each Debt Holder under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Debt Holder who does not consent thereto:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3 INVESTORS' RIGHTS AGREEMENT. The Company and each Debt Holder shall have entered into the Investors' Rights Agreement in the form attached as EXHIBIT C.

          4.4 BOARD OF DIRECTORS. The directors of the Company shall consist of George Orban, John Hummer, Bill Gurley and there shall be two vacancies.

          5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Debt Holder under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Debt Holder:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Debt Holders contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 PERFORMANCE. The Debt Holders shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

          5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.   MISCELLANEOUS.

          6.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Debt Holders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Debt Holders or the Company. Debt Holder represents that as of the date hereof it has no knowledge of any fact that


                                          7
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it believes would constitute a material breach by the Company of any representations, warranties or covenants made in this Agreement or the Investors' Rights Agreement. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Debt Holders to rely thereon.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the state of Washington as applied to agreements among Washington residents entered into and to be performed entirely within Washington.

         6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         6.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Debt Holder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Debt Holder or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless each Debt Holder from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         6.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the


                                          8
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Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

         6.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6.10 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         DEBT HOLDER HAS BEEN ADVISED, PRIOR TO ITS PURCHASE OF THE SECURITIES TO BE PURCHASED PURSUANT HERETO, THAT NEITHER THE OFFERING OF SUCH SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE ACT, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND THAT SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD UNLESS REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         6.11 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         6.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COMPANY



                                       By:  /s/ Kirk W. Lockhart
                                            ----------------------------------
                                            Kirk W. Lockhart, President

                        Address:  500-108th Avenue, Suite 1400
                                  Bellevue, WA 98004

                                       DEBTHOLDER:

                                       EGGHEAD, INC.




                                       By:  /s/ George P. Orban
                                            ----------------------------------
                                            George P. Orban
                                            Chief Executive Officer


                        Address        22705 East Mission
                                       Liberty Lake, WA  99019

                                      SCHEDULE A
                                      ----------

                               SCHEDULE OF DEBT HOLDERS
                               ------------------------


                                    NUMBER OF
       NAME AND ADDRESS          SHARES ACQUIRED          TOTAL CANCELED DEBT
       ----------------          ---------------          -------------------
       Egghead, Inc.                   9,172,292                $6,612,524.10


                                         S-1